Exhibit 13.1

Certification by the Principal Executive Officers

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of NetQin Mobile Inc. (the “Company”) on Form 20-F for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Henry Yu Lin, Chairman and
Co-Chief Executive Officer of the Company, and I, Omar Khan, Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2012

By:	/s/ Henry Yu Lin
Name:	Henry Yu Lin
Title:	Chairman and Co-Chief Executive Officer

By:	/s/ Omar Khan
Name:	Omar Khan
Title:	Co-Chief Executive Officer